UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. [•])

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Hartford Financial Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE HARTFORD FINANCIAL SERVICES GROUP, INC.

One Hartford Plaza, Hartford, Connecticut 06155

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on Wednesday, May 27, 2009

The Proxy Statement for
The Hartford Financial Services Group, Inc. is available at:
http://bnymellon.mobular.net/bnymellon/HIG

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 13, 2009 to facilitate a timely delivery.

*****

Dear Shareholder:

The Annual Meeting of Shareholders of The Hartford Financial Services Group, Inc. (the “Company”) will be held at the Hartford Marriott Downtown, 200 Columbus Blvd., Hartford, Connecticut 06103, on Wednesday, May 27, 2009, at 2:00 p.m. EDT.

Proposals to be considered at the Annual Meeting:

1.                                       To elect a Board of Directors for the coming year;

2.                                       To ratify the appointment of Deloitte & Touche LLP as independent auditor of the Company for the fiscal year ending December 31, 2009;

3.                                       To consider and act on a management proposal to amend the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock;

4.                                       To consider and act on a management proposal to amend the Company’s Employee Stock Purchase Plan to increase the number of shares authorized thereunder; and

5.                                       To act upon any other business that may properly come before the annual meeting or any adjournment thereof.

The Board of Directors recommends shareholders vote “FOR” each of the proposals.

The Board of Directors has fixed the close of business on March 30, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO OBTAIN

YOUR PROXY MATERIALS.

CONTROL NUMBER

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number.

Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Requirements for attending the Annual Meeting can be found in our Proxy Statement.

Meeting Location

The Hartford Marriott Downtown

200 Columbus Blvd.

Hartford, Connecticut 06103

The following proxy materials are available for your to review online:

•	the Company’s 2009 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report for the year ended December 31, 2008; and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the proxy materials, (you must reference your 11 digit control number)

• Telephone: 1-888-313-0164 (outside of U.S. and Canada call 201-680-6688),

•  Email:  shrrelations@bnymellon.com

•  Internet:  http://bnymellon.mobular.net/bnymellon/HIG

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR

11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY

VOTE BY INTERNET

Use the Internet to vote your shares.  Have this card in hand when you access the above web site.  On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.